UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934
(Amendment No.     )
Check the appropriate box:
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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

KNIGHTSCOPE, INC.

(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION, DATED JANUARY 13, 2023
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
1070 Terra Bella Avenue
Mountain View, California 94043
[•], 2023
Dear Stockholder:
The purpose of this information statement (the “Information Statement”) is to inform you that, on January 10, 2023 (the “Voting Record Date”), holders of the voting capital, including any shares for which such holders have been designated by another stockholder of Knightscope, Inc. (the “Company,” “us,” “we,” or “our”) as such stockholder’s proxy and attorney-in-fact, representing in the aggregate approximately 50.4% of the outstanding voting power of the Company on the Voting Record Date (the “Written Consent Stockholders”), approved the following corporate actions by written consent in lieu of a special meeting of stockholders:
1.
For purposes of The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on October 10, 2022 upon conversion and/or exercise, as applicable, of the senior secured convertible notes (the “Notes”) and the warrants (the “Warrants”) issued to an accredited investor (the “Buyer”), in each case, on October 13, 2022 (the “Notes Offering Approval”).

2.
For purposes of Nasdaq Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power as of the date of execution of definitive documents with respect to the Additional Notes and the Additional Warrants (each as defined below) upon conversion and/or exercise, as applicable, of senior secured convertible notes (the “Additional Notes”) and warrants (the “Additional Warrants”) that may be issued to the Buyer and/or its affiliates (the “Additional Notes Offering Approval”).

3.
For purposes of Nasdaq Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on April 4, 2022 upon issuance of shares of Class A common stock to B. Riley Principal Capital, LLC (the “Investor”), pursuant to the Common Stock Purchase Agreement, dated as of April 4, 2022, as amended on April 11, 2022 (as amended, the “Committed Equity Purchase Agreement”), between the Company and the Investor (the “Committed Equity Offering Approval” and, together with the Notes Offering Approval and the Additional Notes Offering Approval, the “Written Consent Approvals”).

The foregoing Written Consent Approvals are required because under the terms or proposed terms, as applicable, of the Notes, the Warrants, the Additional Notes, the Additional Warrants and the Committed Equity Purchase Agreement, we may have to issue more than 19.99% of our outstanding voting power upon (i) conversion and/or exercise, as applicable, of the Notes, the Warrants, the Additional Notes and the Additional Warrants and/or (ii) pursuant to the Committed Equity Purchase Agreement, as applicable.
Under Nasdaq Rule 5635(d), we cannot issue shares of Class A common stock (or securities convertible into or exercisable for Class A common stock) in transactions other than public offerings without stockholder approval if the aggregate number of shares issued would be equal to or greater than 20% of the Company’s outstanding voting power before the applicable issuance and the price per share of Class A common stock issued is less than the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the applicable binding agreement or the average closing price of the Class A common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the applicable binding agreement (the “Minimum Price”).

As a result of the Written Consent Approvals, on the date which is 20 calendar days after this Information Statement is first distributed and made available to stockholders, we will comply with Nasdaq Rule 5635(d), as the Written Consent Approvals constitute stockholder approval for the Company to issue shares of Class A common stock upon (i) conversion and/or exercise, as applicable, of the Notes, the Warrants, the Additional Notes and the Additional Warrants and/or (ii) pursuant to the Committed Equity Purchase Agreement, as applicable, in an amount more than 19.99% of the outstanding voting power on the date of the binding agreement for the respective transactions, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for each transaction.
Accordingly, we are not soliciting proxies for the action by written consent by the Written Consent Stockholders, but are providing this Information Statement to our stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
You will find important information about the Written Consent Approvals in the accompanying Notice of Action by Written Consent and Information Statement.
This Information Statement is first being distributed and made available to stockholders of record as of January 12, 2023 on or about [•], 2023. Pursuant to Rule 14c-2 under the Exchange Act, the written consent of the Written Consent Stockholders will not become effective until at least 20 calendar days after this Information Statement is first distributed and made available to stockholders.
Very truly yours,
/s/ William Santana Li
William Santana Li
Chairman and Chief Executive Officer

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION, DATED JANUARY 13, 2023
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
1070 Terra Bella Avenue
Mountain View, California 94043

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

Items of Business
(1)
For purposes of The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the outstanding voting power of Knightscope, Inc. (the “Company,” “us,” “we,” or “our”) on October 10, 2022 upon conversion and/or exercise, as applicable, of the senior secured convertible notes and the warrants issued to an accredited investor (the “Buyer”), in each case, on October 13, 2022.

(2)
For purposes of Nasdaq Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power as of the date of execution of definitive documents with respect to the Additional Notes and the Additional Warrants (each as defined below) upon conversion and/or exercise, as applicable, of senior secured convertible notes (the “Additional Notes”) and warrants (the “Additional Warrants”) that may be issued to the Buyer and/or its affiliates (the “Additional Notes Offering Approval”).

(3)
For purposes of Nasdaq Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on April 4, 2022 upon issuance of shares of Class A common stock to B. Riley Principal Capital, LLC (the “Investor”), pursuant to the Common Stock Purchase Agreement, dated as of April 4, 2022, as amended on April 11, 2022 (as amended, the “Committed Equity Purchase Agreement”), between the Company and the Investor.

Record Date	Holders of record of our capital stock on January 12, 2023, the notice record date, are entitled to receive this Information Statement.
THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
By Order of the Board of Directors of
Knightscope, Inc.
/s/ William Santana Li
William Santana Li
Chairman and Chief Executive Officer
Mountain View, California
[•], 2023

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION, DATED JANUARY 13, 2023
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
1070 Terra Bella Avenue
Mountain View, California 94043
(650) 942-1025

INFORMATION STATEMENT

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER APPROVALS
Why did I receive these Information Statement materials?

The purpose of this information statement (this “Information Statement”) is to inform you that, on January 10, 2023 (the “Voting Record Date”), holders of the voting capital, including any shares for which such holders have been designated by another stockholder of Knightscope, Inc. (the “Company,” “us,” “we,” or “our”) as such stockholder’s proxy and attorney-in-fact, representing in the aggregate approximately 50.4% of the outstanding voting power of the Company as of the Voting Record Date (the “Written Consent Stockholders”), approved the following corporate actions by written consent in lieu of a special meeting:
1.
For purposes of The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on October 10, 2022 upon conversion and/or exercise, as applicable, of the senior secured convertible notes (the “Notes”) and the warrants (the “Warrants”) issued to an accredited investor (the “Buyer”), in each case, on October 13, 2022 (the “Notes Offering Approval”).

2.
For purposes of Nasdaq Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power as of the date of execution of definitive documents with respect to the Additional Notes and the Additional Warrants (each as defined below) upon conversion and/or exercise, as applicable, of senior secured convertible notes (the “Additional Notes”) and warrants (the “Additional Warrants”) that may be issued to the Buyer and/or its affiliates (the “Additional Notes Offering Approval”).

3.
For purposes of Nasdaq Rule 5635(d), the potential issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on April 4, 2022 upon issuance of shares of Class A common stock to B. Riley Principal Capital, LLC (the “Investor”), pursuant to the Common Stock Purchase Agreement, dated as of April 4, 2022, as amended on April 11, 2022 (as amended, the “Committed Equity Purchase Agreement”), between the Company and the Investor (the “Committed Equity Offering Approval” and, together with the Notes Offering Approval and the Additional Notes Offering Approval, the “Written Consent Approvals”).

The foregoing Written Consent Approvals are required because under the terms or proposed terms, as applicable, of the Notes, the Warrants, the Additional Notes, the Additional Warrants and the Committed Equity Purchase Agreement, we may have to issue more than 19.99% of our outstanding voting power upon (i) conversion and/or exercise, as applicable, of the Notes, the Warrants, the Additional Notes and the Additional Warrants and/or (ii) pursuant to the Committed Equity Purchase Agreement, as applicable.
Under Nasdaq Rule 5635(d), we cannot issue shares of Class A common stock (or securities convertible into or exercisable for Class A common stock) in transactions other than public offerings without stockholder approval if the

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aggregate number of shares issued would be equal to or greater than 20% of the Company’s outstanding voting power outstanding before the applicable issuance and the price per share of Class A common stock issued is less than the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the applicable binding agreement or the average closing price of the Class A common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the applicable binding agreement (the “Minimum Price”).
As a result of the Written Consent Approvals, on the date which is 20 calendar days after this Information Statement is first distributed and made available to stockholders, we will comply with Nasdaq Rule 5635(d), as the Written Consent Approvals constitute stockholder approval for the Company to issue shares of Class A common stock upon (i) conversion and/or exercise, as applicable, of the Notes, the Warrants, the Additional Notes and the Additional Warrants and/or (ii) pursuant to the Committed Equity Purchase Agreement, as applicable, in an amount more than 19.99% of the outstanding voting power on the date of the binding agreement for the respective transactions, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for each transaction.
Accordingly, we are not soliciting proxies for the action by written consent by the Written Consent Stockholders, but are providing this Information Statement to our stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In order to obtain the approval of our stockholders contained in the Written Consent Approvals, we could have convened a special meeting of our stockholders for the specific purpose of voting on such matters. However, as permitted by the General Corporation Law of the State of Delaware (the “DGCL”), our bylaws provide that any action that may be taken at any annual or special meeting of stockholders of the Company, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above Written Consent Approvals as quickly as possible in order to accomplish the purposes described herein, we elected to utilize the written consent of the holders of a majority of the outstanding shares of our voting capital stock.
This Information Statement is first being distributed and made available to stockholders of record as of January 12, 2023 (the “Notice Record Date”) on or about [•], 2023. Pursuant to, Rule 14c-2 under the Exchange Act, the written consent of the Written Consent Stockholders will not become effective until at least 20 calendar days after this Information Statement is first distributed and made available to stockholders.
What matters were approved by written consent of the Written Consent Stockholders?

On the Voting Record Date, the Written Consent Stockholders approved the following corporate actions by written consent:
(1)
The Notes Offering Approval;

(2)
The Additional Notes Offering Approval; and

(3)
The Committed Equity Offering Approval.

Pursuant to, Rule 14c-2 under the Exchange Act, the written consent of the Written Consent Stockholders will not become effective until at least 20 calendar days after this Information Statement is first distributed and made available to stockholders.

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Can I vote?

As of the Voting Record Date, the Written Consent Stockholders held shares of the Company’s capital stock representing in the aggregate approximately 50.4% of the outstanding voting power of the Company, which is more than the minimum number of votes that would be necessary to authorize or approve the Written Consent Approvals at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. Accordingly, there is no additional stockholder vote being held with respect to the Written Consent Approvals, we are not asking for a proxy and you are requested not to send us a proxy.
Our capital stock currently outstanding consists of our Class A common stock, Class B common stock, Series A preferred stock, Series B preferred stock, Series m preferred stock, Series m-2 preferred stock and Series S preferred stock.
Each share of Series A preferred stock, Series B preferred stock and Series m-2 preferred stock (collectively known as “Super Voting Preferred Stock”) is convertible at the option of the holder at any time into shares of Class B common stock at the then-applicable conversion rate. Each share of Series m and Series S preferred stock (collectively known as “Ordinary Preferred Stock”) is convertible at the option of the holder at any time into shares of Class A common stock at the then-applicable conversion rate. Holders of Class A common stock, Class B common stock, the Super Voting Preferred Stock and the Ordinary Preferred Stock vote together as a single class. Each holder of preferred stock is entitled to the number of votes equal to the number of votes for each such share of common stock into which such preferred stock could then be converted. Fractional votes upon conversion will be disregarded.
As of the Voting Record Date, each share of Class A common stock was entitled to one (1) vote per share and each share of Class B common stock was entitled to ten (10) votes per share. For additional information, see our Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2022. Cumulative voting is not permitted.
As of the Voting Record Date, the following number of shares of each class were issued and outstanding: (i) Class A common stock - 28,124,396 shares, (ii) Class B common stock - 10,319,884 shares, (iii) Series A preferred stock - 3,086,160 shares, (iv) Series B preferred stock - 3,535,621 shares, (v) Series m preferred stock - 1,854,485 shares, (vi) Series m-2 preferred stock - 160,000 shares and (vii) Series S preferred stock - 2,710,679 shares.
As of the Voting Record Date, the Written Consent Stockholders held an aggregate of 100,000,000 shares of Class B common stock and 2,964,829 shares of Class A common stock for which one of the Written Consent Stockholders had previously been designated by another stockholder of the Company as such stockholder’s proxy and attorney-in-fact, which represented, in the aggregate, approximately 50.4% of the outstanding voting power of the Company as of such date and sufficient voting power to approve the Written Consent Approvals by written consent. Accordingly, there is no additional stockholder vote being held with respect to the Written Consent Approvals, we are not asking for a proxy or consent and you are requested not to send us a proxy.

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The following table sets forth the names of the Written Consent Stockholders, the number of shares of capital stock beneficially owned, directly or indirectly, by the Written Consent Stockholders as of the Voting Record Date, the total number of votes in favor of the Written Consent Approvals and the percentage of the issued and outstanding voting power of the Company that voted in favor thereof:
Name of Written Consent Stockholder	Number of Shares of Class A Common Stock Held	Number of Shares of Class B Common Stock Held	Number of Votes Held by Such Written Consent Stockholder	Number of Votes that Voted in Favor of the Approvals	Percentage of Aggregate Voting Power that Voted in Favor of the Approvals(1)(2)
William (“Bill”) Santana Li Chief Executive Officer	—	7,000,000	70,000,000	70,000,000	35.7%
Stacy Dean Stephens Chief Client Officer	—	3,000,000	30,000,000	30,000,000	14.7%
Total	—	10,000,000	100,000,000	100,000,000	50.4%

(1) Represents the percentage of voting power with respect to all shares of the Company’s outstanding capital stock as if converted to Class A common stock and Class B common stock, as applicable, as a single class. The holders of Series A preferred stock, Series B preferred stock, Series m-2 preferred stock and Class B common stock are entitled to 10 votes per share. The holders of our Series S preferred stock, Series m preferred stock, Series m-1 preferred stock, Series m-3 preferred stock, Series m-4 preferred stock and Class A common stock are entitled to one vote per share. Does not include shares underlying options.
(2) Aggregate voting power includes 2,964,829 shares of Class A common stock for which Mr. Li has been designated by other stockholders of the Company as such stockholders’ proxy and attorney-in-fact. The outstanding securities to which the voting proxy applies represented approximately 1.5% of the Company’s aggregate voting power as of the Voting Record Date.
Who will pay the costs of distributing the Information Statement?

We will bear all expenses incurred in connection with the distribution of this Information Statement, including the costs of printing and mailing. On request, we will reimburse banks, brokers, other institutions, nominees, fiduciaries and custodians for their reasonable expenses in forwarding Information Statement materials to beneficial owners.

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THE NOTES OFFERING APPROVAL
Background
On October 10, 2022, we entered into a Securities Purchase Agreement (the “Notes Offering Purchase Agreement”) with the Buyer, pursuant to which, on October 13, 2022, we issued and sold to the Buyer in a private placement (i) $6.075 million of Notes, at an initial conversion price of  $5.00 per share of Class A common stock, subject to adjustment upon the occurrence of specified events described in the Notes, and (ii) the Warrants to purchase up to 1,138,446 shares of Class A common stock with an initial exercise price of  $3.25 per share of Class A common stock, exercisable immediately and expiring five years from the date of issuance (the “Notes Offering”), for $5.0 million of gross proceeds.
On December 30, 2022, we and the Buyer entered into an Agreement and Waiver (the “Waiver”) with respect to certain terms of the Notes, pursuant to which the Buyer agreed to, among other things, waive our compliance with the Notes Offering Approval covenant under the Notes Offering Purchase Agreement until February 28, 2023 and update the Conversion Price (as defined in the Notes) under the Notes.
The Notes are our senior secured obligations and were issued with an original issue discount of approximately 17.65%. The Notes bear no interest until an event of default has occurred, upon which interest will accrue at 12.5% per annum. The Notes mature on September 15, 2024 unless earlier converted (upon the satisfaction of certain conditions) (the “Maturity Date”). The Notes are secured by a first priority security interest in substantially all of our assets.
Principal payments under the Notes are payable in equal monthly installments beginning on April 5, 2023 and ending on the Maturity Date. Amortization payments are payable, at our election, in cash or, subject to certain limitations, in shares of Class A common stock valued at the lower of  (i) the Conversion Price then in effect, and (ii) the greater of (x) $0.496, subject to adjustment as described in the Notes, (y) 92% of the VWAP (as defined in the Notes) of the Class A common stock as of the trading day immediately preceding the applicable installment payment date and (z) 92% of the quotient of  (A) the sum of the VWAP of the Class A common stock for each of the three trading days with the lowest VWAP of the Class A common stock during the 20 consecutive trading day period ending and including the trading day immediately prior to the applicable installment payment date, divided by (B) 3, subject to adjustment as described in the Notes. Pursuant to the Waiver, the Conversion Price was lowered, in part, such that the Conversion Price in effect on any given time of determination shall equal the Alternate Conversion Price (as defined in the Notes) then in effect (but with 85% replacing 80% in such definition of Alternate Conversion Price, as applicable).
We may, subject to certain conditions, redeem all, or any portion not less than $1.0 million (or such lesser amount then outstanding thereunder), of the Conversion Amount (as defined in the Notes) then remaining under the Notes (the “Company Optional Redemption Amount”) on the applicable redemption date (a “Company Optional Redemption”) in cash at a price equal to 100% (or 115% if an event of default exists) of the greater of  (i) the Conversion Amount being redeemed, and (ii) the sum of  (A) the product of  (1) the Conversion Rate with respect to the Conversion Amount being redeemed multiplied by (2) the highest closing sale price of our Class A common stock during the period commencing the trading day that is immediately prior to the date on which we deliver a notice of redemption and ending upon our payment of the applicable redemption amount in full. The Notes can also be redeemed by either us or the Buyer, as applicable, under various other circumstances, such as a change of control, events of default, subsequent financings, or at the option of the Buyer under certain circumstances, with any such redemption subject to certain terms and conditions as set forth in the Notes.
Furthermore, the Notes provide that the holders thereof are entitled to, among other things, effectuate an Alternate Conversion (as defined in the Notes), defer or accelerate certain installment payments, participate in certain future offerings of our securities, in each case, subject to various limitations and conditions and at the prices set forth in the Notes, as applicable. The Notes contain certain conversion limitations, providing that no conversion may be made if, after giving effect to the conversion, the holder, together with any of its affiliates, would own in excess of 4.99% our outstanding shares of Class A common stock.

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The Notes contain certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions and the transfer of assets, among other matters. The Notes also contain certain customary events of default, subject to certain exceptions.
The Warrants contain certain conversion limitations, providing that a holder thereof may not exercise such Warrant to the extent (but only to the extent) that, if after giving effect to such conversion, the holder or any of its affiliates would beneficially own in excess of 4.99% of the outstanding shares of the Class A common stock immediately after giving effect to such conversion or exercise.
The Company agreed to seek stockholder approval for the issuance of all of the Securities (as defined in the Notes Offering Purchase Agreement), and, under certain circumstances, to allow for additional shares of Class A common stock to be issued under a Permitted Equity Line (as defined in the Notes Offering Purchase Agreement), in each case in accordance with the rules and regulations of the Principal Market (as defined in the Notes Offering Purchase Agreement).
The foregoing is only a summary of the material terms of the Notes, the Warrants, the Notes Offering Purchase Agreement, the Waiver and the other transaction documents, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Notes, the Warrants and the Notes Offering Purchase Agreement is qualified in its entirety by reference to such agreements, which are filed as exhibits to our Current Report on Form 8-K, filed with the SEC on October 11, 2022. The summary of the Waiver is qualified in its entirety by reference to such agreement, which are filed as Exhibit 10.1 to our Current Report on Form 8-K, filed with the SEC on January 3, 2022. Copies of these documents are also available from us free of charge upon request.
Reasons for the Notes Offering Approval
Our Class A common stock is currently listed on the Nasdaq Global Market and, as such, we are subject to Nasdaq Rule 5635(d), which requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of shares of Class A common stock (or securities convertible into or exercisable for Class A common stock) in connection with a transaction other than a public offering without stockholder approval if the aggregate number of shares issued would be equal to or greater than 20% of the Company’s outstanding voting power before the applicable issuance and the price per share of Class A common stock issued is less than the Minimum Price, which is defined as the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the applicable binding agreement or the average closing price of the Class A common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the applicable binding agreement.
The conversion and exercise prices applicable to the Notes and the Warrants at any given time, which are subject to adjustment as provided for in the Notes and the Warrants, may be lower than the Minimum Price applicable to the Notes and the Warrants. Accordingly, stockholder approval is required to issue shares upon conversion and/or exercise, as applicable, of the Notes and the Warrants, as applicable, in an amount more than 19.99% of the outstanding voting power on October 10, 2022, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for the Notes Offering. The Notes Offering Approval constituted stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
As a result of the Notes Offering Approval, on the date which is 20 calendar days after this Information Statement is first distributed or made available to stockholders, we will comply with Nasdaq Rule 5635(d), as the Notes Offering Approval constitutes stockholder approval for the Company to issue shares of Class A common stock upon conversion and/or exercise, as applicable, of the Notes and the Warrants, as applicable, in an amount more than 19.99% of the outstanding voting power on October 10, 2022, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for the Notes Offering.
Our board of directors (the “Board”) has also previously determined that the Notes and the Warrants and the transactions contemplated thereby are in the best interests of the Company and its stockholders.

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Consequences of Non-Approval
We are not seeking the approval of our stockholders to authorize our entry into the Notes Offering Purchase Agreement and related transaction documents, as we have already entered into the Notes Offering Purchase Agreement and related transaction documents, which are binding obligations on us. The failure of our stockholders to approve Notes Offering Approval would not have negated the existing terms of the documents relating to the Notes Offering Purchase Agreement. The Notes Offering Purchase Agreement would have remained a binding obligation of the Company.
The Notes Offering Purchase Agreement and related transaction documents provide us with flexibility, subject to the terms thereof, to repay our obligations under the Notes and related transaction documents in cash or, subject to certain limitations, in shares of Class A common stock, at our election. However, if the Notes Offering Approval had not been approved by the Written Consent Stockholders, we may have, among other things, been required to repay our obligations under the Notes and related transaction documents in cash, rather than by the conversion of the Notes into our shares of Class A common stock, to the extent such conversion would cause the issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on October 10, 2022.
Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we had been required to repay our obligations under the Notes solely in cash rather than, subject to certain limitations, in shares of Class A common stock, at our election, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, while we may still do so in the future, it may have been necessary for us to acquire additional financing in order to repay the obligations under the Notes in cash, which may result in additional transaction expenses.
Furthermore, if we had failed to obtain the Notes Offering Approval, we would have been required under the Notes Offering Purchase Agreement to cause an additional meeting of stockholders to be held on or prior to three month anniversary of the Stockholder Meeting Deadline (as defined in the Notes Offering Purchase Agreement). If, despite our reasonable best efforts the Notes Offering Stockholder Approval had not obtained after such subsequent stockholder meetings, we would have been required to cause an additional meeting of stockholders to be held semi-annually thereafter until such Notes Offering Stockholder Approval was obtained or until no Notes or Warrants remain outstanding. As such, our failure to obtain the Notes Offering Approval would have required us to incur the costs of holding one or more additional stockholder meetings until we received such approval.
In addition, we would have remained subject to certain restrictions related to future equity sales.
Also, pursuant to the Waiver, the minimum amount of Available Cash (as defined in the Notes) for purposes of the covenant contained in the Notes requiring that at any time any Notes remain outstanding, the Company’s Available Cash equal or exceed $3 million (the “Financial Test Covenant”) would not revert back to $1.5 million for the remaining term of the Notes. Finally, the Buyer would not be obligated to waive, in part, the covenant in the Notes Offering Purchase Agreement related to subsequent equity sales and the covenant in the Notes related to incurrence of indebtedness, solely to permit us, at our election, to issue unsecured convertible notes in accordance with the terms set forth in the Waiver, subject to certain limitations set forth in the Waiver, including, but not limited to, those related to subordination and amount.
Effect on Current Stockholders
The issuance of shares of Class A common stock representing more than 19.99% of our outstanding voting power on October 10, 2022 upon conversion and/or exercise, as applicable, of the Notes and the Warrants would result in an increase in the number of shares of Class A common stock outstanding, and our stockholders will incur dilution of their percentage ownership. The dilutive effect may be material to our current stockholders.
No Consent Required
As of the Voting Record Date, the following number of shares of each class were issued and outstanding: (i) Class A common stock - 28,124,396 shares, (ii) Class B common stock - 10,319,884 shares, (iii) Series A preferred

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stock - 3,086,160 shares, (iv) Series B preferred stock - 3,535,621 shares, (v) Series m preferred stock - 1,854,485 shares, (vi) Series m-2 preferred stock - 160,000 shares and (vii) Series S preferred stock - 2,710,679 shares.
On the Voting Record Date, pursuant to the applicable provisions of the DGCL and our bylaws, we received a written consent approving the Notes Offering Approval from the Written Consent Stockholders, who held an aggregate of 100,000,000 shares of Class B common stock and 2,964,829 shares of Class A common stock for which one of the Written Consent Stockholders had previously been designated by another stockholder of the Company as such stockholder’s proxy and attorney-in-fact, which represented, in the aggregate, approximately 50.4% of the outstanding voting power of the Company as of such date and sufficient voting power to approve the Notes Offering Approval by written consent. Accordingly, the requisite stockholder approval of the Notes Offering Approval was obtained. Thus, your consent is not required and is not being solicited in connection with the approval of the Notes Offering Approval.
Dissenters’ Rights
Pursuant to the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Notes Offering Approval.

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THE ADDITIONAL NOTES OFFERING APPROVAL
The following is a summary description of the Additional Notes and the Additional Warrants. This summary and each statement contained therein is qualified in its entirety by reference to the complete text of the Form of Additional Note and the Form of Additional Warrant, which will be filed as exhibits to a Current Report on Form 8-K, if and when the Additional Notes and the Additional Warrants are issued. If and when available, please read the Form of Additional Note and the Form of Additional Warrant in their entirety as the discussion below is only a summary.
Background
On December 30, 2022, we and the Buyer entered into the Waiver. Pursuant to the Waiver, the Buyer agreed that, among other things, (x) during the period commencing on January 1, 2023 through, and including February 14, 2023, the minimum amount of Available Cash for purposes of the Financial Test Covenant will be reduced to $1.5 million, and (y) from and after February 14, 2023, the minimum amount of Available Cash for purposes of the Financial Test Covenant will revert back to $3 million; provided, that if we both (i) have filed a Universal Shelf Registration Statement on Form S-3, including convertible notes, preferred stock, warrants and shares of Class A common stock thereunder, with at least $25 million to $100 million of availability (the “New Shelf Registration Statement”) and (ii) obtain the Notes Offering Approval and the approval from our stockholders for the issuance of up to an additional $10 million in Additional Notes with terms substantially the same in all material respects to the Notes, as amended, except such Additional Notes may be issued pursuant to the New Shelf Registration Statement), then, thereafter, the minimum amount of Available Cash equal for purposes of the Financial Test Covenant will revert back to $1.5 million for the remaining term of the Notes. In addition, the Waiver contemplates the issuance of the Additional Warrants with terms (including, without limitation, aggregate warrant coverage), substantially the same (or more favorable to the Company) in all material respects to the Warrants.
While we have neither entered into any definitive documentation with respect to the Additional Notes or the Additional Warrants nor received a written notice from the Buyer offering to purchase up to $10 million in Additional Notes and Additional Warrants, pursuant to the terms of the Waiver, we expect that the terms of the Additional Notes and the Additional Warrants will be substantially the same (or more favorable to the Company) in all material respects to the Notes, as amended, and the Warrants, respectively, except such Additional Notes and Additional Warrants may be issued pursuant to the New Shelf Registration Statement. For more information of the terms of the Notes and the Warrants, see “The Notes Offering Approval—Background.”
Reasons for the Additional Notes Offering Approval
Our Class A common stock is currently listed on the Nasdaq Global Market and, as such, we are subject to Nasdaq Rule 5635(d), which requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of shares of Class A common stock (or securities convertible into or exercisable for Class A common stock) in connection with a transaction other than a public offering without stockholder approval if the aggregate number of shares issued would be equal to or greater than 20% of the Company’s outstanding voting power before the applicable issuance and the price per share of Class A common stock issued is less than the Minimum Price, which is defined as the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the applicable binding agreement or the average closing price of the Class A common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the applicable binding agreement.
We expect that the conversion and exercise prices applicable to the Additional Notes and the Additional Warrants at any given time, which we expect will be subject to adjustment as provided for in the Notes and the Warrants, may be lower than the Minimum Price applicable to the Additional Notes and the Additional Warrants. Accordingly, stockholder approval is required to issue shares upon conversion and/or exercise, as applicable, of the Additional Notes and the Additional Warrants, as applicable, in an amount more than 19.99% of the outstanding voting power on the date of the binding agreement for the respective transactions, if any, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for the Additional Notes Offering. The Additional Notes Offering Approval constituted stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

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As a result of the Additional Notes Offering Approval, on the date which is 20 calendar days after the date of mailing of this Information Statement, we will comply with Nasdaq Rule 5635(d), as the Additional Notes Offering Approval constitutes stockholder approval for the Company to issue shares of Class A common stock upon conversion and/or exercise, as applicable, of the Additional Notes and the Additional Warrants, as applicable, in an amount more than 19.99% of the outstanding voting power on the date of the binding agreement for the respective transactions, if any, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for the Additional Notes Offering.
Our Board has also previously determined that the Additional Notes, the Additional Warrants and the transactions contemplated thereby are in the best interests of the Company and its stockholders.
Consequences of Non-Approval
We expect that the transaction documents that we may enter into with respect to the Additional Notes Offering would provide us with flexibility, subject to the terms thereof, to repay our obligations under any Additional Notes and related transaction documents in cash or, subject to certain limitations, in shares of Class A common stock, at our election. However, if the Additional Notes Offering Approval had not been approved by the Written Consent Stockholders, we may have, among other things, been required to repay our obligations under any Additional Notes and related transaction documents in cash, rather than by the conversion of any Additional Notes into our shares of Class A common stock, to the extent such conversion would cause the issuance of shares of Class A common stock representing more than 19.99% of the Company’s outstanding voting power on the date of the binding agreement for any Additional Notes Offering.
Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we had been required to repay our obligations under any Additional Notes solely in cash rather than, subject to certain limitations, in shares of Class A common stock, at our election, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans. Additionally, while we may still do so in the future, it may have been necessary for us to acquire additional financing in order to repay the obligations under any Additional Notes in cash, which may result in additional transaction expenses.
Given that the terms of the Additional Notes and the Additional Warrants are expected to be substantially the same (or more favorable to the Company) in all material respects to the Notes, as amended, and the Waiver, if we had failed to obtain the Additional Notes Offering Approval, we expect that we would have been subject to similar stockholder approval requirements as was required under the Notes Offering Purchase Agreement. As such, our failure to obtain the Additional Notes Offering Approval would have required us to incur the costs of holding one or more additional stockholder meetings until we received such approval.
In addition, we would have remained subject to certain restrictions related to future equity sales.
Also, pursuant to the Waiver, the minimum amount of Available Cash for purposes of the Financial Test Covenant would not revert back to $1.5 million for the remaining term of the Notes. Finally, the Buyer would not be obligated to waive, in part, the covenant in the Notes Offering Purchase Agreement related to subsequent equity sales and the covenant in the Notes related to incurrence of indebtedness, solely to permit us, at our election, to issue unsecured convertible notes in accordance with the terms set forth in the Waiver, subject to certain limitations set forth in the Waiver, including, but not limited to, those related to subordination and amount.
See “The Notes Offering Approval—Consequences of Non-Approval.”
Effect on Current Stockholders
The issuance of shares of Class A common stock representing more than 19.99% of our outstanding voting power on the date of the binding agreement for the respective transactions, if any, upon conversion and/or exercise, as applicable, of the Additional Notes and the Additional Warrants would result in an increase in the number of shares of

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Class A common stock outstanding, and our stockholders will incur dilution of their percentage ownership. The dilutive effect may be material to our current stockholders.
No Consent Required
As of the Voting Record Date, the following number of shares of each class were issued and outstanding: (i) Class A common stock - 28,124,396 shares, (ii) Class B common stock - 10,319,884 shares, (iii) Series A preferred stock - 3,086,160 shares, (iv) Series B preferred stock - 3,535,621 shares, (v) Series m preferred stock - 1,854,485 shares, (vi) Series m-2 preferred stock - 160,000 shares and (vii) Series S preferred stock - 2,710,679 shares.
On the Voting Record Date, pursuant to the applicable provisions of the DGCL and our bylaws, we received a written consent approving the Additional Notes Offering Approval from the Written Consent Stockholders, who held an aggregate of 100,000,000 shares of Class B common stock and 2,964,829 shares of Class A common stock for which one of the Written Consent Stockholders had previously been designated by another stockholder of the Company as such stockholder’s proxy and attorney-in-fact, which represented, in the aggregate, approximately 50.4% of the outstanding voting power of the Company as of such date and sufficient voting power to approve the Additional Notes Offering Approval by written consent. Accordingly, the requisite stockholder approval of the Additional Notes Offering Approval was obtained. Thus, your consent is not required and is not being solicited in connection with the approval of the Additional Notes Offering Approval.
Dissenters’ Rights
Pursuant to the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Additional Notes Offering Approval.

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THE COMMITTED EQUITY OFFERING APPROVAL
Background
On April 4, 2022, we entered into the Committed Equity Purchase Agreement with the Investor, as amended on April 11, 2022, pursuant to which, subject to the satisfaction of the conditions set forth in the Committed Equity Purchase Agreement, we have the right to sell to the Investor, up to the lesser of  (i) $100,000,000 of newly issued shares (the “Shares”) of our Class A common stock and (ii) the Exchange Cap (as defined below) (subject to certain additional limitations contained in the Committed Equity Purchase Agreement), from time to time during the term of the Committed Equity Purchase Agreement. Sales of Class A common stock pursuant to the Committed Equity Purchase Agreement, and the timing of any sales, are solely at our option, and we are under no obligation to sell any securities to the Investor under the Committed Equity Purchase Agreement.
Under the applicable Nasdaq rules, in no event could we have issued to the Investor under the Committed Equity Purchase Agreement more than 6,847,787 shares of Class A common stock, which number of shares is equal to 19.99% of the sum of  (i) shares of the Class A common stock and (ii) shares of the Company’s Class B common stock, in each case, issued and outstanding immediately prior to the execution of the Committed Equity Purchase Agreement (the “Exchange Cap”), unless (a) we obtained stockholder approval to issue shares of Class A common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules (which condition was satisfied by the obtainment of the Committed Equity Offering Approval), or (b) the average price per share paid by the Investor for all of the shares of Class A common stock that we direct the Investor to purchase from us pursuant to the Committed Equity Purchase Agreement, if any, equals or exceeds $4.6802 per share (representing the lower of the official closing price of the Class A common stock on Nasdaq on the trading day immediately preceding the date of the Committed Equity Purchase Agreement and the average official closing price of the Class A common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Committed Equity Purchase Agreement, as adjusted in accordance with applicable Nasdaq rules). Moreover, we may not issue or sell any shares of Class A common stock to the Investor under the Committed Equity Purchase Agreement which, when aggregated with all other shares of Class A common stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the Investor beneficially owning more than 4.99% of the outstanding shares of Class A common stock.
The foregoing is only a summary of the material terms of the Committed Equity Purchase Agreement, and the other transaction documents, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Committed Equity Purchase Agreement is qualified in its entirety by reference to such agreement, which is filed as an exhibit to our Current Report on Form 8-K, filed with the SEC on April 12, 2022. A copy of this documents is also available from us free of charge upon request.
Reasons for the Committed Equity Offering Approval
Our Class A common stock is currently listed on the Nasdaq Global Market and, as such, we are subject to Nasdaq Rule 5635(d), which requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of shares of Class A common stock (or securities convertible into or exercisable for Class A common stock) in connection with a transaction other than a public offering without stockholder approval if the aggregate number of shares issued would be equal to or greater than 20% of the Company’s outstanding voting power before the applicable issuance and the price per share of Class A common stock issued is less than the Minimum Price, which is defined as the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the applicable binding agreement or the average closing price of the Class A common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the applicable binding agreement.
The issuance prices under the Committed Equity Purchase Agreement at any given time may be lower than the Minimum Price applicable to the shares of Class A common stock to be sold under the Committed Equity Purchase Agreement. Accordingly, stockholder approval is required to issue shares in an amount more than 19.99% of the outstanding voting power on April 4, 2022, even if the price per share of Class A common stock issued in connection

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with any particular issuance is less than the applicable Minimum Price for the Committed Equity Offering Purchase Agreement. The Committed Equity Offering Approval constituted stockholder approval for purposes of Nasdaq Listing Rule 5635(d).
As a result of the Committed Equity Offering Approval, on the date which is 20 calendar days after this Information Statement if first distributed or made available to stockholders, we will comply with Nasdaq Rule 5635(d), as the Committed Equity Offering Approval constitutes stockholder approval for the Company to issue shares of Class A common stock in an amount more than 19.99% of the outstanding voting power on April 4, 2022, even if the price per share of Class A common stock issued in connection with any particular issuance is less than the applicable Minimum Price for the Committed Equity Offering Purchase Agreement.
Our Board has also previously determined that the Committed Equity Offering Purchase Agreement and the transactions contemplated thereby are in the best interests of the Company and its stockholders.
Consequences of Non-Approval
We are not seeking the approval of our stockholders to authorize our entry into the Committed Equity Purchase Agreement and related transaction documents, as we have already entered into the Committed Equity Purchase Agreement and related transaction documents, which are binding obligations on us. The failure of our stockholders to approve Committed Equity Offering Approval would not have negated the existing terms of the documents relating to the Committed Equity Offering Purchase Agreement. The Committed Equity Offering Purchase Agreement would have remained a binding obligation of the Company.
However, if the Committed Equity Offering Approval had not been approved by the Written Consent Stockholders, we may have, among other things, been unable to issue shares to the Investor in excess of the Exchange Cap, which would have limited our ability to raise additional capital. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we had prevented from issuing shares to the Investor in excess of the Exchange Cap, we may not have the capital necessary to fully satisfy our ongoing business needs, the effect of which would adversely impact future operating results, and result in a delay in our business plans.
Effect on Current Stockholders
The issuance of shares of Class A common stock representing more than 19.99% of our outstanding voting power on April 4, 2022 would result in an increase in the number of shares of Class A common stock outstanding, and our stockholders will incur dilution of their percentage ownership. The dilutive effect may be material to our current stockholders.
No Consent Required
As of the Voting Record Date, the following number of shares of each class were issued and outstanding: (i) Class A common stock - 28,124,396 shares, (ii) Class B common stock - 10,319,884 shares, (iii) Series A preferred stock - 3,086,160 shares, (iv) Series B preferred stock - 3,535,621 shares, (v) Series m preferred stock - 1,854,485 shares, (vi) Series m-2 preferred stock - 160,000 shares and (vii) Series S preferred stock - 2,710,679 shares.
On the Voting Record Date, pursuant to the applicable provisions of the DGCL and our bylaws, we received a written consent approving the Committed Equity Offering Approval from the Written Consent Stockholders, who held an aggregate of 100,000,000 shares of Class B common stock and 2,964,829 shares of Class A common stock for which one of the Written Consent Stockholders had previously been designated by another stockholder of the Company as such stockholder’s proxy and attorney-in-fact, which represented, in the aggregate, approximately 50.4% of the outstanding voting power of the Company as of such date and sufficient voting power to approve the Committed Equity Offering Approval by written consent. Accordingly, the requisite stockholder approval of the Committed Equity Offering Approval was obtained. Thus, your consent is not required and is not being solicited in connection with the approval of the Committed Equity Offering Approval.

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Dissenters’ Rights
Pursuant to the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Committed Equity Offering Approval.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out certain information with respect to the beneficial ownership of the voting securities of the Company, as of January 10, 2023, for:
•
each person who we know beneficially owns more than 5% of any class of our voting securities;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Percentage ownership is based on (i) 28,124,396 shares of Class A common stock, (ii) 10,319,884 shares of Class B common stock, (iii) 3,086,160 shares of Series A preferred stock, (iv) 3,535,621 shares of Series B preferred stock, and (v) 160,000 shares of Series m-2 preferred stock, in each case outstanding as of January 10, 2023.
We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of the date of January 10, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.
	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned		Series m-2 Preferred Stock Beneficially Owned		Combined Voting Power(1)
	Number	%	Number	%	Number	%	Number	%	Number	%
Name of Beneficial Owner
5% Stockholders:
William (“Bill”) Santana Li(2)(3)	577,499	2.0%	7,500,000	69.3%	—	—	—	—	—	—	35.7%
Stacy Dean Stephens	—	—	3,000,000	29.1%	—	—	—	—	—	—	14.7%
NetPosa Technologies (Hong Kong) Limited(4)	—	—	—	—	—	—	2,450,860	69.3%	—	—	12.0%
DOCOMO Innovation Fund Partnership(5)	—	—	—	—	1,667,779	54.0%	—	—	—	—	8.2%
F50 Ventures Fund LP(6)	—	—	—	—	559,785	18.1%	183,248	5.2%	—	—	3.6%
Lab IX(7)	—	—	—	—	223,914	7.3%	—	—	—	—	1.1%
Godfrey Sullivan(8)	—	—	—	—	158,452	5.1%	—	—	—	—	*
Andrew M. Brown(9)	1,592,628	5.6%	—	—	—	—	—	—	—	—	*
Andrew M. Brown Family Protection Trust(10)	1,242,424	4.4%	—	—	—	—	—	—	—	—	*
Series Knightscope LLC F50 Global Syndicate Fund LLC(11)	—	—	—	—	—	—	434,733	12.3%	—	—	2.1%
AIDS Healthcare Foundation(12)	—	—	—	—	—	—	270,060	7.6%	150,000	93.7%	1.4%
Equity Trust Company(13)	—	—	—	—	—	—	—	—	10,000	6.3%	*
Named Executive Officers and Directors:
William (“Bill”) Santana Li(2)(3)	577,499	2.0%	7,500,000	69.3%	—	—	—	—	—	—	35.7%
Mallorie Burak(14)	447,915	1.6%	—	—	—	—	—	—	—	—	*
Peter M. Weinberg(14)	218,333	*	—	—	—	—	—	—	—	—	*
Kristi Ross(14)	40,000	*	—	—	—	—	—	—	—	—	*
Linda Keene Solomon(14)	40,000	*	—	—	—	—	—	—	—	—	*
Jackeline V. Hernandez Fentanez(14)	40,000	*	—	—	—	—	—	—	—	—	*
Patricia L. Watkins(14)	40,000	*	—	—	—	—	—	—	—	—	*
Patricia Howell(14)	40,000	*	—	—	—	—	—	—	—	—	*
Suzanne Muchin(14)	40,000	*	—	—	—	—	—	—	—	—	*
All executive officers and directors as a group (12 individuals)(2)(15)	3,061,414	9.8%	11,000,000	97.2%	—	—	—	—	—	—	50.4%

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* Represents beneficial ownership of less than 1%.
(1) Represents the percentage of voting power with respect to all shares of the Company’s outstanding capital stock as if converted to Class A common stock and Class B common stock, as applicable, as a single class. The holders of Series A preferred stock, Series B preferred stock, Series m-2 preferred stock and Class B common stock are entitled to 10 votes per share. The holders of our Series S preferred stock, Series m preferred stock, Series m-1 preferred stock, Series m-3 preferred stock, Series m-4 preferred stock and Class A common stock are entitled to one vote per share. Does not include shares underlying options.
(2) Combined voting power Includes an aggregate of 2,964,829 shares of Class A common stock for which Mr. Li has been designated by other stockholders of the Company as such stockholders’ proxy and attorney-in-fact. See in part footnotes 9 and 10 below.
(3) Includes 577,499 shares of Class A common stock and 500,000 shares of Class B common stock, respectively, underlying stock options that are currently exercisable or exercisable within 60 days of January 10, 2023, held by Mercedes Soria, who is Mr. Li’s wife.
(4) The address for NetPosa Technologies (Hong Kong) Limited is Suite 1023, 10/F, Ocean Centre, 5 Canton Road, Tsim Sha Tsui, Kowloon Hong Kong.
(5) The address for DOCOMO Innovation Fund Partnership is Ark Mori Bldg., 31st Fl., 1-12-32 Akasaka, Minato-ku, Tokyo.
(6) The address for F50 Ventures Fund LP is 2132 Forbes Avenue, Santa Clara, California 95050.
(7) The address for Lab IX is 6201 America Center Drive, San Jose, California 95002.
(8) The address for Mr. Sullivan is 20400 Stevens Creek Blvd., Suite 750, Cupertino, California 95014.
(9) Based on a Schedule 13G filed with the SEC on November 14, 2022. The address for Andrew M. Brown is 99 Wall Street, Suite 2250, New York, New York 10005. The shares are subject to a voting proxy, dated November 18, 2021, granted in favor of Mr. Li. Does not include warrants held by Mr. Brown to purchase 835,787 shares of Series m-3 preferred stock convertible into shares of Class A common stock. Mr. Brown does not report shared beneficial ownership with the Andrew M. Brown Family Protection Trust. See footnote 10 for additional information.
(10) Based solely on a Schedule 13G filed with the SEC on November 14, 2022. The address for the Andrew M. Brown Family Protection Trust is c/o Premier Trust Inc., 4465 S. Jones Blvd., Las Vegas, Nevada 89103. The shares are subject to a voting proxy, dated November 18, 2021, granted in favor of Mr. Li. Does include warrants held by the Andrew M. Brown Family Protection Trust to purchase 534,099 shares of Series S or Series m-3 preferred stock convertible into shares of Class A common stock. The Andrew M. Brown Family Protection Trust does not report shared beneficial ownership with Mr. Brown. See footnote 9 for additional information.
(11) The address for Series Knightscope LLC F50 Global Syndicate Fund LLC is 2625 Middlefield Road, Ste. 414, Palo Alto, California 94301.
(12) The address for AIDS Healthcare Foundation is 6255 Sunset Boulevard, 21st Floor, Los Angeles, California 90028.
(13) Represents securities held by Equity Trust Company FBO Tiffany Thy Tran Roth IRA. The address for Equity Trust Company FBO Tiffany Thy Tran Roth IRA is c/o Knightscope, Inc., 1070 Terra Bella Ave., Mountain View, California 94043.
(14) Represents stock options that are currently exercisable or exercisable within 60 days of January 10, 2023.
(15) Includes 3,061,246 shares of Class A common stock and 1,000,000 shares of Class B common stock, respectively, underlying stock options that are currently exercisable or exercisable within 60 days of January 10, 2023.

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INTEREST OF CERTAIN PERSONS IN THE STOCKHOLDER APPROVALS
No officer, director or beneficial owner of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, has any substantial interest in the matters acted upon by the Written Consent Stockholders, other than in their role as an officer, director or beneficial owner.
HOUSEHOLDING
We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as a notice regarding the internet availability of information statement or proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of information statement-related materials and would like to request a separate copy or for any future meetings or stockholder communications, please send your written request to Knightscope, Inc., 1070 Terra Bella Avenue, Mountain View, California 94043, Attention: Secretary, or call us at (650) 924-1025. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy- or information statement- related materials and other stockholder communications and would prefer to receive a single copy in the future.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains an internet website at www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us. You may also access our reports and proxy statements free of charge at our website, www.knightscope.com. The information contained in, or that can be accessed through, our website is not part of this Information Statement. The Information Statement can be obtained from the SEC, as indicated above, or from us.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
The SEC allows us to incorporate by reference the information we file with it, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. We hereby incorporate by reference the following information or documents into this Information Statement, except for information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed and not incorporated in this Information Statement:
•
our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022;

•
our Definitive Proxy Statement on Schedule 14A relating to our 2022 Annual Meeting of Stockholders, filed with the SEC on May 2, 2022;

•
our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, filed with the SEC on May 16, 2022, August 15, 2022 and November 14, 2022, respectively;

•
our Current Reports on Form 8-K filed with the SEC on February 14, 2022, April 6, 2022, April 12, 2022, June 28, 2022, October 11, 2022, October 20, 2022, December 28, 2022, January 3, 2023 and January 9, 2023; and

•
the description of our Class A common stock contained in our Registration Statement on Form 8-A, filed with the SEC on January 25, 2022 under Section 12(b) of the Exchange Act, including any amendments or reports filed for the purpose of updating such description (including Exhibit 4.1 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022).

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Any information in any of the foregoing documents will automatically be deemed to be modified or superseded to the extent that information in this Information Statement modifies or replaces such information.
Upon written or oral request, we will provide to you, without charge, a copy of any or all of the documents that are incorporated by reference into this Information Statement but not delivered with the Information Statement, including exhibits which are specifically incorporated by reference into such documents. Requests should be directed to: Knightscope, Inc., Attention: Investor Relations, 1070 Terra Bella Avenue, Mountain View, California 94043, telephone (650) 924-1025.

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